UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2016

Tesoro Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Notes Offering by Tesoro Corporation

On December 15, 2016, Tesoro Corporation (“Tesoro”) issued a press release announcing that it has commenced an offering of $1.6 billion aggregate principal amount of its Senior Notes due 2023 and its Senior Notes due 2026 (together, the “Notes”) in transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is furnished as Exhibit 99.1 to this report. Tesoro intends to use a combination of the net proceeds from the offering of the Notes, cash on hand and borrowings under its amended revolving credit facility to fund (i) the cash consideration and other amounts payable in respect of its previously announced acquisition of Western Refining, Inc., (ii) the repayment and redemption of certain outstanding indebtedness of Western Refining, Inc. and its subsidiaries and (iii) the payment of related fees and expenses. This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. There can be no assurance that the proposed offering of notes will be completed.

The Notes will be sold in the United States only to qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Section 9.01 — Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release announcing intention to offer senior notes due 2023 and 2026 issued on December 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESORO CORPORATION

By:	/s/ Steven M. Sterin
Name:	Steven M. Sterin
Title:	Executive Vice President and Chief Financial Officer

Date: December 15, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing intention to offer senior notes due 2023 and 2026 issued on December 15, 2016.